Exhibit 99.1

Summit Wireless Technologies, Inc. March 2019 Delivering the Wireless Immersive Sound Experience Technology creates Picture Perfect Sound Interoperability standard creates Consumer Choice Summit Rx RF Module Summit ASIC Branded Speakers SWS997 NASDAQ:WISA

Forward-Looking Statements

Statements contained in this presentation that refer to estimated or anticipated future are forward-looking statements that reflect our current perspective of existing trends and information as of the date of this presentation. Forward-looking statements generally will be accompanied by words such as "anticipate," "believe," "plan," "could," "should," "estimate," "expect," "forecast," "intend," "might," "will," "possible," "goal," "potential," "predict," "project," and other similar words, phrases, or expressions. Such forward-looking statements are expectations and not predictions or guarantees of actual performance. Actual results may differ materially from our current expectations depending on a number of factors affecting our business and related risks and uncertainties that may cause such current expectations not to materialize. Such risk and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from other patents and patent applications and maintain such licenses necessary to develop products; the availability of financing; our ability to implement our long range business plan for various applications of our technology; our ability to enter into agreements with any marketing and/or distribution partners; the impact of competition; the obtaining and maintenance of any necessary regulatory clearances applicable to applications of our technology; and management of growth and other risks and uncertainties that may be detailed from time to time in our reports filed with the Securities and Exchange Commission (the "SEC"). This presentation does not purport to be an analysis of the Company's financial position. The forward-looking statements are inherently uncertain and are subject to a wide variety of risks and uncertainties that would cause actual results to differ materially from those contained therein, including those specified in the section "Risk Factors" of Summit Semiconductor, Inc.'s Registration Statement on Form S-1, as amended, declared effective by the SEC on July, 25, 2018.

The presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such offer may only be made pursuant to a registration statement or pursuant to any exemption from registration, if available. No general solicitation whatsoever is made or intended hereby.

SUMMIT WiSA 2

Why are top brands supporting WISA? 3 Immersive Sound for Smart Devices

Audio Left Behind 4 1. Bigger 2. Thinner 3. Higher Resolution Great video, but POOR or NO SOUND

Who Cares About Immersive Sound? EVERYONE WHO LOVES… SPORTS TV SHOWS CONCERTS MOVIES GAMING ALL COMING INTO THE HOME IN 5.1 OR GREATER 5

Multi - Channel Content Ready 6 Multiple Content Streams >8 0% of Streaming content is multi - channel audio! Multi - channel: Stereo, 2.1, 3.1, 5.1, 7.1, (5.1.2 or 5.1.4 Atmos )

Paradigm Shift: Consumers Seek Simplicity 7 No Complex Receivers No Difficult Installations No Speaker Wires X X Complete Set - Up in Less than 30 Minutes X

Immersive Audio 8 L TV/Soundbar TV R L C 1.5 meters 4 - 5 meters C Flat Audio Internal Speakers Loud Speakers

9 Personal Whole House Enables Multi - Channel “Immersive” Sound Immersive Sound Audio Only Audio & Video 1 Speaker ≤ 8 Speakers ≤ 3 Speakers

Latency A verage Human sees: > 50ms Dolby wants: < 20ms Audiophiles want: < 15ms Gamers want: < 12ms WiSA delivers: 5.2ms Delivers Lowest Latency Available

Competitive Advantages

Wireless Attributes	Bluetooth	WiFi	WiSA™	Technology
Multi-channel		◐	●	Up to 8 Separate Audio Channels
Lip-sync			●	Video Content Requirement
Speakers Synchronized			●	Eliminates Phase Distortion
High Fidelity			●	Support latest content formats up 24bit/96k sample rates
Expandable Over Time			●	Scalability Built into Technology
Brand Interoperability	●	Brand Specific	●	WiSA™ Test Specification
Robust Wireless Connection	◐	◐	●	Avoids Network Congestion Supports UNII RF Bands
Simple Setup	●	◐	●	< 30 minute Home Theater Setup
Low Integration Cost	● Stereo Only	●	●	No Multi-Channel Direct Competitor

SUMMIT WiSA
11

Expanding Membership Supporting interoperability standard, creating the ecosystem around Summit’s technology with consumer electronics brands, ODMs and consumers: 30+ brands including 12

AVRs TVs XBOX Windows 10 Surface Pro Sources Speakers 13 Delivering Consumer Choice and Simplicity Wireless Interoperability Standard Consumers Win • Greater simplicity • Greater access to content • Lower cost to enable

14 WiSA Embedded IP Simplifying, Cost Reducing for Consumer WiSA “Ready” WiSA Traditional TV HDMI WIFI Bluetooth Dolby A/V Receiver Installation Installation Cost/Time Speakers Wired Speakers ≤ 8 Wireless Speakers ≤ 8 Wireless Speakers ≤ 8 Wireless Speakers WiSA Hub/ Soundbar WiSA USB Transmitter or WiSA Xbox Transmitter $1,500+ $300 - $800 $75 - $150 $1 HDMI WIFI Bluetooth Dolby

1 2 3 TV recognizes USB WiSA “Ready” Transmitter WiSA loudspeakers found and assigned or reassigned WiSA Logo every time consumer changes volume Wireless loudspeakers connected in 2 - 3 seconds Easy Set Up Process Through TV User Interface: LG TV Released in January

Addressable Market of a WiSA “Ready” Product External audio system attach rates: TVs, Game Consoles 25% - 35% 16 *Key Assumptions Total Unit Volume 1,000,000 External Audio Systems Attached %* 25% External Audio Systems Sold 250,000 WiSA Attach Rate of Audio Systems* 20% WiSA 5.1 Audio Systems 50,000 WiSA Modules per 5.1 Audio System* 7 Total Number of Modules 350,000 Price per Module* $10 Potential Revenue $3,500,000 3.6 7 10 0 2 4 6 8 10 12 2019 2020 2021 Estimated Demand for LG TVs ( Volume in Millions ) LG OLED TV LG NANO CELL TV ? ? ?

WiSA Products Slated for 1H2019


Family Entertainment
65" LG OLED TV
Harman Citation 5.1
Gaming
Gaming PC
Axiim Link
Xbox One X
Home Theater
Axiim Q UHD AVR
Almando AVR
Primare AVR
Platin Atmos Soundbar
Klipsch Reference
Enclave CineHome
Axiim WM
System Audio Silverback
Golden Ear DA3
EC Tana

SUMMIT WiSA 17

Harman’s Wireless Sound Solution: Nov. 2018 18 + =

Strong & Growing IP Portfolio + Trademark Audio Transport and Recovery Latency Synchronization 11 Patents Issued/Pending 19 • 8 channels • Speaker Sync • High Fidelity • Lip Sync/Latency • Brand Interoperability • Robust Wireless Connection • Simple Set - up PERFORMANCE ADVANTAGES +

Market Driver: Extending IP to Broader Markets • Developing licensable IP for smart devices: • Speakers, including voice - activated • 150m + Smart TVs • 1B+ Smart Phones • Tablets • Game consoles • Gaming PCs • Set top boxes cable or satellite 20 WiSA Embedded Software / IP Licensing Strategy Revenue 2017 – 2022 WiSA Embedded Software IP Gross Margin Target ~100% WiSA Chip / Module Gross Margin Target ~30%

Audio Design Wins: Pipeline to Production 21 TV Mobile WiSA Modules & WiSA Ready WiSA Embedded IP Customers Targets Voice Activated

22 Market Driver: Accessible Price Points New Mass Market Price Points $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Sonos/Bose Enclave Xbox: Axiim Enclave New Lower consumer prices drives higher unit sales

Best of CES 2019 Winner: Klipsch Reference WiSA 5.1 Editor’s Choice 2019 Winner: Enclave Audio Best 8K TV of CES 2019 Winner: LG 88” 8K OLED (WiSA Ready) Best Home Theater Tech of CES 2019 Winner: WiSA Top Tech of CES 2019 Winner: Klipsch Reference WiSA 5.1 Best Audio of CES 2019 Winner: Klipsch Reference WiSA 5.1 23 Awards

Paradigm Shifts Create Opportunity Global Interoperability Standard IP Portfolio + TM 11 patents issued/pending + WiSA ™ Expanding Market = Long - term Growth • Expanding ODM design/development pipeline • Increasing WiSA membership • Launching WiSA Ready + WiSA Embedded platforms • Increasing multi - brand cross - category marketing accelerating consumer awareness/demand Summit Wireless Technologies Investment Rationale 24 Personal Whole House Immersive Sound TAM* 1B+ speaker * Source: Company estimates, Statista, IDC, CTA, Parks Associates, GFX

CEO Contact Information Brett Moyer Summit Wireless Technologies President and CEO Phone: 408 761 3880 Email: bmoyer@summitwireless.com 25